UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2019
_________________________________________________________________
First Citizens BancShares Inc /DE/
(Exact name of registrant as specified in its charter)

Delaware	001-16715	56-1528994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Six Forks Road	Raleigh	North Carolina	27609
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (919) 716-7000
________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, Par Value $1	FCNCA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events
On December 16, 2019, First-Citizens Bank & Trust Company, the wholly-owned subsidiary of First Citizens Bancshares, Inc. (“BancShares”), and Entegra Financial Corp. (“Entegra”) issued a joint press release regarding the receipt of required regulatory approvals from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Office of the North Carolina Commissioner of Banks. No further regulatory approvals are required to complete the merger. Completion of the proposed acquisition remains subject to the satisfaction or waiver of other closing conditions, and is expected to occur on or about December 31, 2019.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits. The following exhibit accompanies this report.

Exhibit No.	Description

99.1	Copy of joint press release dated December 16, 2019
Disclosures About Forward Looking Statements
This Current Report on Form 8-K (this “Report”) may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. Forward-looking statements include statements about the benefits to Entegra or BancShares and their bank subsidiaries of the proposed merger (the "Merger"), Entegra’s and BancShares’ future financial and operating results, their respective plans, objectives and intentions, and when the Merger will be completed. All forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause the actual results, performance or achievements to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements, including, among others, (1) disruption from the Merger, or recently completed mergers, with customer, supplier or employee relationships, (2) the requirement by the Department of Justice, Antitrust Division, that the parties enter into a sale agreement for three Entegra Bank branches with a competitively suitable purchaser prior to the close of the Merger (the "Branch Divestiture"), (3) uncertainties as to the timing of the Merger and the Branch Divestiture, (4) the risk that the proposed transactions may not be completed in a timely manner or at all, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement related to the Merger, including under circumstances that would require a party to pay a termination fee, (6) the possibility that the amount of the costs, fees, expenses and charges related to the Merger and the Branch Divestiture may be greater than anticipated, including as a result of unexpected or unknown factors, events or liabilities, (7) the failure or delay of the other conditions to the consummation of the Merger to be satisfied or waived, (8) reputational risk and the reaction of the parties’ customers to the Merger and the Branch Divestiture, (9) the risk of potential litigation or regulatory action related to the Merger, (10) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (11) general competitive, economic, political and market conditions, and (12) difficulties experienced in the integration of the businesses. Additional factors which could affect the forward-looking statements can be found in reports filed with the Securities and Exchange Commission ("SEC") by BancShares and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, BancShares undertakes no obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens BancShares, Inc.
(Registrant)

Date:	December 16, 2019	By: /s/ Craig L. Nix
Craig L. Nix
Chief Financial Officer